DEBTOR: BSD Medical Corporation

CASE NUMBEI 16-24435 RKM

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period Ending: 11/30/16

Accounting Method: [X] Accrual Basis [ ] Cash Basis

THIS REPORT IS DUE 14 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
[X]	[ ]	1. Cash Receipts and Disursements Statement (Form 2-B)
[X]	[ ]	2. Balance Sheet (Form 2-C)
[X]	[ ]	3. Profit and Loss Statement (Form 2-D)
[X]	[ ]	4. Supporting Schedules (Form 2-E)
[X]	[ ]	5. Quarterly Fee Summary (Form 2-F)
[X]	[ ]	6. Narrative (Form 2-G)
[X]	[ ]	7. Bank Statements for All Bank Accounts IMPORTANT: Redact account numbers and remove check images
[X]	[ ]	8. Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 12/14/2016

Print Name: Timothy C. McQuay

Signature: [signature]

Title: CEO and President

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period 11/1/16 to 11/30/16

CASH FLOW SUMMARY

	Current Month	Accumulated
1. Beginning Cash Balance	$ 3,892,366.62 (1)	$ 278,088.92 (1)
2. Cash Receipts		
Operations	618.98	594,960.83
Sale of Assets	-	4,350,000.00
Loans/advances	-	-
Other	412.75	56,810.52
Total Cash Receipts	$ 1,031.73	$ 5,001,771.35
3. Cash Disbursements		
Operations	309,752.22	1,523,729.25
Debt Service/Secured loan payment	-	-
Professional fees/U.S. Trustee fees (includes patent work)	421,018.78	593,483.67
Other	-	20.00
Total Cash Disbursements	$ 730,771.00	$ 2,117,232.92
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(729,739.27)	2,884,538.43
5 Ending Cash Balance (to Form 2-C)	$ 3,162,627.35 (2)	$ 3,162,627.35 (2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash		$ -
DIP Operating Account	Wells Fargo xxxx-1802	84,563.28
DIP State Tax Account		-
DIP Payroll Account	Wells Fargo xxxx-5217 (closed 9/19/16)	-
Other Operating Account	Wells Fargo CC (closed 10/11/16)	-
Other Interest-bearing Account	Wells Fargo MM xxxx-8458	3,078,064.07
TOTAL (must agree with Ending Cash Balance above)		$ 3,162,627.35 (2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month's ending balance.
(2) All cash balances should be the same.

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 11/1/16 to 11/30/16

CASH RECEIPTS DETAIL
(attach additional sheets as necessary)

Account No: Wells Fargo xxxx-1802

Date	Payer	Description		Amount
11/30/16	Marker Group	Void ck 30352, dated 8/4/15	$	208.00
11/30/16	Marker Group	Void ck 30900, dated 11/6/15	$	350.00
11/30/16	SL County Treasurer	Void ck 31300, dated 5/3/16 (duplicate pmt)	$	60.98

Total Cash Receipts $ 618.98 (1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 11/1/16 to 11/30/16

CASH RECEIPTS DETAIL
(attach additional sheets as necessary)

Account No: Wells Fargo xxxx-8458

Date	Payer	Description	Amount
11/30/16	Wells Fargo	Interest Income	$ 412.75

Total Cash Receipts $ 412.75 (1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 11/1/16 to 11/30/16

CASH DISBURSEMENTS DETAIL **Account No: Wells xxxx-1802**
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
11/2/16	EFT 2016.11.02	Surepayroll (8647)	Monthly payroll svc fee	$ 73.99
11/3/16	31384	Moreton & Co (0854)	D&O insurance	294,303.00
11/6/16	38385	Timothy C. McQuay (8140)	Travel expenses	980.70
11/6/16	31386	Riley Astill (8650)	Accountant	5,000.00
11/7/16	38387	Orange Document Svcs (8660)	Share holder mailing	5,726.37
11/7/16	EFT 2016.11.07	Bison Optical Disc Inc (8664)	Share holder materials	5,003.00
11/14/16	38388	CT Corporation System (0301)	Annual state corp. representation	3,544.00
11/14/16	EFT 2016.11.14	Wells Fargo	Monthly service charge	121.16
11/16/16	EFT 2016.11.14	Dorsey & Whitney LLP (8001)	Legal fees	411,018.78
11/21/16	38389	Riley Astill (8650)	Accountant	5,000.00

Total Cash Disbursements $ 730,771.00 (1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 11/1/16 to 11/30/16

CASH DISBURSEMENTS DETAIL
(attach additional sheets as necessary)

Account No: Wells xxxx-8458

Date	Check No.	Payee	Description (Purpose)	Amount
				$ -

Total Cash Disbursements $ - (1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-C
COMPARATIVE BALANCE SHEET
For Period Ended: 11/30/16

		Current Month	(Book Value) Petition Date (1)
ASSETS			
Current Assets:			
Cash (from Form 2-B, line 5)		$ 3,162,627.35	$ 278,088.92
Accounts Receivable (from Form 2-E)		-	522,640.44
Receivable from Officers, Employees, Affiliates		-	-
Inventory		-	853,395.33
Other Current Assets :(List)	Prepaid insurance	320,642.90	83,323.54
	Deposits	39,475.05	107,888.91
Total Current Assets		$ 3,522,745.30	$ 1,845,337.14
Fixed Assets:			
Land		$ -	$ -
Building		-	-
Equipment, Furniture and Fixtures		15,550.00	831,845.78
Total Fixed Assets		15,550.00	831,845.78
Less: Accumulated Depreciation		(-)	(671,402.40)
Net Fixed Assets		$ 15,550.00	$ 160,443.38
Other Assets (List):		-	-
		-	-
TOTAL ASSETS		$ 3,538,295.30	$ 2,005,780.52
LIABILITIES			
Post-petition Accounts Payable (from Form 2-E)		$ 112,795.31	$ -
Post-petition Accrued Profesional Fees (from Form 2-E)		180,658.58	-
Post-petition Taxes Payable (from Form 2-E)		-	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):		-	-
		-	-
Total Post Petition Liabilities		$ 293,453.89	$ -
Pre Petition Liabilities:			
Secured Debt		-	-
Priority Debt		35,368.62	35,368.62
Unsecured Debt		2,407,381.24	2,566,215.20
Total Pre Petition Liabilities		$ 2,442,749.86	$ 2,601,583.82
TOTAL LIABILITIES		$ 2,736,203.75	$ 2,601,583.82
OWNERS' EQUITY			
Owner's/Stockholder's Equity		$ 68,532,407.88	$ 68,532,407.88
Retained Earnings - Prepetition		(69,128,211.18)	(69,128,211.18)
Retained Earnings - Post-petition		1,397,894.85	-
TOTAL OWNERS' EQUITY		$ 802,091.55	$ (595,803.30)
TOTAL LIABILITIES AND OWNERS' EQUITY		$ 3,538,295.30	$ 2,005,780.52

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-D
PROFIT AND LOSS STATEMENT
For Period 11/1/16 **to** 11/30/16

	Current Month	Accumulated Total (1)
Gross Operating Revenue	$ -	$ 399,480.00
Less: Discounts, Returns and Allowances	(-)	(12,500.00)
Net Operating Revenue	$ -	$ 386,980.00
Cost of Goods Sold	-	103,595.95
Gross Profit	$ -	$ 283,384.05
Operating Expenses		
Officer Compensation	$ -	$ 144,670.89
Selling, General and Administrative	16,421.32	557,828.27
Rents and Leases	-	15,652.00
Depreciation, Depletion and Amortization	-	11,556.69
Other (list): wire fee	-	30.00
Total Operating Expenses	$ 16,421.32	$ 729,737.85
Operating Income (Loss)	$ (16,421.32)	$ (446,353.80)
Non-Operating Income and (Expenses)		
Other Non-Operating Expenses	$ -	$ -
Gains (Losses) on Sale of Assets	-	-
Interest Income	412.75	1,743.84
Interest Expense	-	(42.05)
Other Non-Operating Income (Claims in BK, impairment)	6,651.00	2,646,253.28
Net Non-Operating Income or (Expenses)	$ 7,063.75	$ 2,647,955.07
Reorganization Expenses		
Legal and Professional Fees	$ 71,866.08	$ 803,706.42
Other Reorganization Expense	-	-
Total Reorganization Expenses	$ 71,866.08	$ 803,706.42
Net Income (Loss) Before Income Taxes	$ (81,223.65)	$ 1,397,894.85
Federal and State Income Tax Expense (Benefit)	-	-
NET INCOME (LOSS)	$ (81,223.65)	$ 1,397,894.85

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES
For Period: 11/1/16 to 11/30/16

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance (2)
Income Tax Withheld:						
Federal	$ -	$ -	$ -			$ -
State	-	-	-			-
FICA Tax Withheld	-	-	-			-
Employer's FICA Tax	-	-	-			-
Unemployment Tax						
Federal	-	-	-			-
State	-		-			-
Sales, Use & Excise Taxes	-	-				-
Property Taxes	-	-	-			-
Accrued Income Tax:						
Federal	-	-	-			-
State	-	-	-			-
Other:	-	-	-			-
TOTALS	$ -	$ -	$ -			$ -

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.
(2) The final payroll for W-2 individuals was paid on 10/3/16. There should be no further accruals in 2016.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premium Paid Through
D&O	National Union Fire and Liberty Mutual	$ 2.5M - 5.0M	8/22/22	8/22/22
Workers Comp	Standard Fire	$ 1,000,000	4/20/17	4/20/17
General Liability	Traveler's	$ 0	8/31/16	
Property (Fire, Theft)	Included in General Liab	$		
Vehicle	Traveler's	$ 0	8/31/16	
Other (list): Umbrella	Traveler's	$ 0	8/31/16	

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES

For Period: 11/1/16 to 11/30/16

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due		Accounts Receivable	Post Petition Accounts Payable
Under 30 days		$ -	$ 50,000.00
30 to 60 days		-	829.69
61 to 90 days	All receivables sold to Scion 8/24/16	-	5,134.74
91 to 120 days			2,400.00
Over 120 days			54,430.88
Total Post Petition		-	
Pre Petition Amounts		-	
Total Accounts Receivable		$ -	
Less: Bad Debt Reserve		-	
Net Accounts Receivable (to Form 2-C)		$ -	
		Total Post Petition Accounts Payable	$ 112,795.31

* ***Attach a detail listing of accounts receivable and post-petition accounts payable***

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Date of Court Approval		Month-end Balance Due *
Debtor's Counsel	$ 25,000.00	$ 61,592.08	$ 411,018.78	11/15/2016		$ 171,610.58
Counsel for Unsecured						-
Creditors' Committee	-	-	-			-
Trustee's Counsel	-	-	-			-
Accountant	-	10,000.00	10,000.00	7/13/2016	(1)	5,000.00
Other: See attached	8,715.00	274.00	-	attached		4,048.00
Total	$ 33,715.00	$ 71,866.08	$ 421,018.78			$ 180,658.58

*Balance due to include fees and expenses incurred but not yet paid.
(1) Accountant is also owed $3,665.09 for pre-petion work.

*SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES***

Payee Name	Position	Nature of Payment	Amount
Timothy McQuay	President and CEO	Travel expenses	$ 980.70
			-
			-

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES

For Period: 11/1/16 to 11/30/16

DETAIL OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due	
Other:						
David Green		-	-	7/22/2016	-	
Nixon & Peabody	8,715.00	-	-	8/3/2016	-	(1)
Rocky Mountain Advisory, LLC		274.00	-		4,048.00	
Suntrust Robinson Humphrey		-	-	10/18/2016	-	
Total	$ 8,715.00	$ 274.00	$ -		$ 4,048.00	

(1) Nixon & Peabody is also owed $68,076.77, for pre-petition work.

BSD Medical Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 11/30/16

Customer	Pre Petition Under 30	Pre Petition 30 to 60	Pre Petition 61 to 90	Pre Petition 91 to 120	Pre Petition Over 120	Pre Petition Total	Post Petition Under 30	Post Petition 30 to 60	Post Petition 61 to 90	Post Petition 91 to 120	Post Petition Over 120	Post Petition Total
ADT					2,016.44	2,016.44						-
American shredding					238.40	238.40						-
American Western					16,000.00	16,000.00						-
Anthony Weeks					4,000.00	4,000.00						-
Appleton					16,453.00	16,453.00					16,172.00	16,172.00
Aramark					804.54	804.54						-
Ariel Duke						-						-
Arrow					20,088.82	20,088.82						-
Atlas					5,673.90	5,673.90						-
B.E. Capital						-	50,000.00					50,000.00
BACS (B.E. Capital)					86,245.36	86,245.36					250.00	250.00
Ben Curtis Beckham					122,250.00	122,250.00	-					-
Brenda Noreik					713.60	713.60						-
Brian Meltzer					133,333.00	133,333.00						-
Broadridge					781.06	781.06						-
Cargo Link					32.99	32.99						-
CEA					16,818.84	16,818.84						-
Certify					576.00	576.00						-
Chorus Call					800.96	800.96						-
Clint Carnell					700,000.00	700,000.00	-					-
Cognizant					3,500.00	3,500.00						-
Cole Parmer					42.76	42.76						-
Comcast					1,093.76	1,093.76						-
Comed					16,600.00	16,600.00				2,400.00	4,500.00	6,900.00
Compendben (CRG Financial)			672.00		38,660.00	39,332.00						-
Converge					2,402.04	2,402.04						-
CT					1,635.00	1,635.00					4,227.60	4,227.60
Damian Dupuy					30,000.00	30,000.00						-
David Green					128,014.36	128,014.36						-
De Lage					443.69	443.69						-
DEKRA						-						-
Dennis Green					3,000.00	3,000.00						-
Devin Ellis						-						-
Domo					33,055.00	33,055.00						-
Dorsey					-	-	61,592.08	110,000.00	18.50			171,610.58
Doug Wilkes						-	-					-
DQS					2,600.00	2,600.00						-
Eclipse					20,000.00	20,000.00						-
Elcon					1,301.21	1,301.21						-
Express					49.42	49.42						-
Farmer John					600.00	600.00						-
Fedex					1,339.19	1,339.19		32.84				32.84
Financial Profiles					19,048.27	19,048.27						-
First Digital					503.19	503.19						-
Flexpak					2,293.85	2,293.85						-
FP Mailing					142.00	142.00					1,213.78	1,213.78
Harold Wolcott					42,500.00	42,500.00						-
HealthSTAR					41,138.24	41,138.24						-
Henriksen Butler					37,000.00	37,000.00			3,366.97			3,366.97

BSD Medical Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 11/30/16

	Pre Petition						Post Petition					
Customer	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total
Hogan Lovells US LLP					6,155.62	6,155.62			1,767.77			1,767.77
Holland						-		-				-
Integra Telecom					4.79	4.79						-
IRS						-						-
Iron Mtn					636.30	636.30						-
Dr. Jean Yves Gaubert, Dept Radiology					3,500.00	3,500.00						-
Jennifer R. Hoglin					115,833.00	115,833.00	-					-
Julene Cray					7,500.00	7,500.00						-
KAX						-						-
Knapp					60,000.00	60,000.00						-
KOL Bio medical						-					21,600.00	21,600.00
Kristine Bates					1,600.00	1,600.00						-
Latham					21,706.25	21,706.25						-
Life Science					300.00	300.00						-
Litho					1,186.80	1,186.80						-
Loeb & Loeb						-					3,487.50	3,487.50
Marker Group					558.00	558.00						-
MegaPath (B.E. Capital)			10,491.74			10,491.74						-
MegaPath (B.E. Capital)					41,215.85	41,215.85		796.85				796.85
Merit					26,729.23	26,729.23						-
Merrill				4,224.09	24,492.48	28,716.57						-
Modellers					49,752.00	49,752.00						-
Mouser					12.97	12.97						-
MultiLing				(650.00)	8,979.20	8,329.20						-
Nasdaq					21,665.50	21,665.50						-
Nelson Labs						-					90.00	90.00
New York State					1,033.21	1,033.21						-
Newark					217.07	217.07						-
Nixon Peabody				23,034.17	45,042.60	68,076.77				-		-
North American					609.25	609.25						-
Oregon Dept. of Revenue					356.28	356.28						-
Parsons Behle					2,603.60	2,603.60						-
PCB					6,430.41	6,430.41						-
Perelson					2,160.75	2,160.75						-
Peter Vitulli					30,000.00	30,000.00						-
Pinnacle			450.00	450.00	450.00	1,350.00						-
Plastic Fab					(241.35)	(241.35)						-
Progressive					1,793.97	1,793.97						-
Pure Water					793.17	793.17						-
Quality Plating					352.05	352.05						-
Republic					632.66	632.66						-
Revenue Cycle					3,500.00	3,500.00						-
Richard Manufacturing					10,401.78	10,401.78						-
Riley Astill					3,665.09	3,665.09	6,000.00					6,000.00
Rocky Mountain Advisory						-	274.00	274.00	3,500.00			4,048.00
Rocky Mountain Power					2,215.14	2,215.14						-
Roger Armstrong						-					2,890.00	2,890.00
Ryan Patterson					2,875.00	2,875.00						-
SL County Assessor						-						-

C:\Users\kmoore PERSEON\Google Drive\Perseon\Bankruptcy\MOR reports\Nov MOR\NOV MOR v2
Form 26_2 Detail AP

BSD Medical Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 11/30/16

	Pre Petition						Post Petition					
Customer	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total
Somacis					2,000.00	2,000.00						-
Standard Parking					725.00	725.00						-
Steven Stewart					35,000.00	35,000.00						-
Strong Hanni					4,428.20	4,428.20						-
Sure Systems					1,091.97	1,091.97						-
SurePayroll						-	-					-
Surface Solutions					582.47	582.47						-
Taifin					15,500.00	15,500.00						-
TalentCare					4,924.23	4,924.23						-
Technology Assessment					700.00	700.00						-
Terminix					103.00	103.00						-
Thorpe North					5,279.88	5,279.88						-
Three Seeds					19,937.50	19,937.50						-
THT Consulting					156,514.67	156,514.67						-
Timothy C McQuay					30,000.00	30,000.00						-
U of Louisville Dept of Surgery					40,900.00	40,900.00						-
U of U					70.00	70.00						-
Veracity					6,839.04	6,839.04						-
Veritas						-						-
Verizon Wireless					1,537.53	1,537.53						-
Verizon Wireless					1,370.46	1,370.46						-
Vernay Labs (CRG Financial)					11,581.76	11,581.76						-
Whipsaw					28,102.00	28,102.00						-
Worldwide Express					105.72	105.72						-
						-						-
						-						-
Totals	-	-	11,613.74	27,058.26	2,397,800.89	2,436,472.89	116,866.08	111,103.69	8,653.24	2,400.00	54,430.88	293,453.89
Less: Professional Fees separately stated							(66,866.08)	(110,274.00)	(3,518.50)	-	-	(180,658.58)
Less: Payroll Taxes separately stated												-
Net Payables							50,000.00	829.69	5,134.74	2,400.00	54,430.88	112,795.31

C:\Users\kmoore PERSEON\Google Drive\Perseon\Bankruptcy\MOR reports\Nov MOR\NOV MOR v2
Form 26_2 Detail AP

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-F
QUARTERLY FEE SUMMARY *

For the Month Ended: 11/30/16

Month	Year		Cash Disbursements **		Quarterly Fee Due	Check No.	Date Paid
January		$	-				
February			-				
March			-				
TOTAL 1st Quarter		$	-	$			
April		$	-				
May			(13,790.02) (1)				
June			245,029.30				
TOTAL 2nd Quarter		$	245,029.30	$	$1,950	31347	7/19/16
July		$	134,212.36				
August			854,411.74				
September			66,904.98				
TOTAL 3rd Quarter		$	1,055,529.08	$	$6,500	31380	10/9/16
October		$	99,693.56				
November			730,771.00				
December			-				
TOTAL 4th Quarter		$	830,464.56	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999..................	$325	$1,000,000 to $1,999,999.............	$6,500
$15,000 to $74,999..........	$650	$2,000,000 to $2,999,999.............	$9,750
$75,000 to $149,999........	$975	$3,000,000 to $4,999,999.............	$10,400
$150,000 to $224,999......	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999......	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999......	$4,875	$30,000,000 or more	$30,000

NOTES: '(1) $13,790.02 of checks that were paid pre-petition, were subsequently voided post petition. This negative amount was excluded from the calculation of quarterly fees due.

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-G
NARRATIVE
For the Month Ended: 11/30/16

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

On November 4, 2016, the Bankruptcy Court entered an order [Docket No. 287] approving the adequacy of the Debtor's disclosure statement in connection with the Debtor's proposed plan and established a voting deadline of December 9, 2016 for holders of common stock to vote on whether to accept or reject the Debtor's plan. A confirmation hearing on the plan is set for December 20, 2016 at 3:00 p.m.

Also on November 4, 2016, the Bankruptcy Court entered an order approving the Debtor's settlement with B.E. Capital Management and Clinton Carnell, which resolved two appeals filed by B.E. Capital and fixed Carnell's and B.E. Capital's claims against the Debtor's estate [Docket No. 288].

On November 22, 2016, the Bankruptcy Court held a hearing on the motion for relief from stay filed by Paul Schwartz [Docket No. 267], and on December 1, 2016, the Bankruptcy Court entered an order denying the motion for relief from stay without prejudice.

Throughout November 2016, the Debtor solicited votes on the plan, which was ultimately accepted by approximately 97% of the number of shares that submitted votes on the plan prior to the voting deadline.

Bank Statement List

For Period Ending: 11/30/16

Account	Purpose of Account
xxxx 1802	Operating checking account
xxxx 8458	Savings account

NOTES:

Analyzed Business Checking

Account number: 1802 ■ November 1, 2016 - November 30, 2016 ■ Page 1 of 2

WELLS FARGO

BSD MEDICAL CORP
PERSON CORPORATION
1969 CLAREMONT DR
BOUNTIFUL UT 84010-2316

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (119)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
1802	$20,334.28	$800,000.00	-$730,771.00	$89,563.28

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/03	300,000.00	Transfer From Sav # 8458
	11/16	400,000.00	Transfer From Sav # '8458
	11/16	100,000.00	Transfer From Sav # 8458
		$800,000.00	**Total electronic deposits/bank credits**
		$800,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
11/02	11/03	73.99	Online Payroll PR MO Fee Bsd Medical Corpor5D70
	11/07	5,003.00	WT Fed#08226 Jpmorgan Chase Ban /Ftr/Bnf=I . Disc Inc Srf# :374 Trn#' 379 Rfb#
	11/14	121.16	Client Analysis Srvc Chrg 161110 Svc Chge 1016 1802
	11/17	411,018.78	WT Fed#07212 US Bank, NA /Ftr/Bnf=I Srf# 9455 Trn# 960 Rfb#
		$416,216.93	**Total electronic debits/bank debits**

WELLS FARGO

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
31383	5,000.00	11/01	31385	980.70	11/14	31387	5,726.37	11/09
31384	294,303.00	11/04	31386	5,000.00	11/22	31388	3,544.00	11/21

$314,554.07 **Total checks paid**

$730,771.00 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
10/31	20,334.28	11/07	15,954.29	11/17	98,107.28
11/01	15,334.28	11/09	10,227.92	11/21	94,563.28
11/03	315,260.29	11/14	9,126.06	11/22	89,563.28
11/04	20,957.29	11/16	509,126.06		

Average daily ledger balance **$77,073.83**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Business High Yield Savings

Account number: 8458 ■ November 1, 2016 - November 30, 2016 ■ Page 1 of 3

WELLS FARGO

BSD MEDICAL CORP
1969 CLAREMONT DR
BOUNTIFUL UT 84010-2316

Questions?

Available by phone 24 hours a day, 7 days a week:
Telecommunications Relay Services calls accepted
1-800-CALL-WELLS (1-800-225-5935)

TTY: 1-800-877-4833
En español: 1-877-337-7454

Online: wellsfargo.com/biz

Write: Wells Fargo Bank, N.A. (119)
P.O. Box 6995
Portland, OR 97228-6995

Your Business and Wells Fargo

Get a clear look at the business financing process to decide if and when business credit is right for you. Visit wellsfargoworks.com/credit to find out more.

Credit decisions subject to credit qualification.

Activity summary

Beginning balance on 11/1	$3,877,651.32
Deposits/Credits	412.75
Withdrawals/Debits	- 800,000.00
Ending balance on 11/30	**$3,078,064.07**
Average ledger balance this period	$3,347,651.32

Account number: **8458**
BSD MEDICAL CORP
Utah account terms and conditions apply
For Direct Deposit use
Routing Number (RTN): 124002971
For Wire Transfers use
Routing Number (RTN): 121000248

Interest summary

Interest paid this statement	$412.75
Average collected balance	$3,347,651.32
Annual percentage yield earned	0.15%
Interest earned this statement period	$412.75
Interest paid this year	$1,910.28

Transaction history

Date	*Description*		*Deposits/ Credits*	*Withdrawals/ Debits*	*Ending daily balance*
11/4	Transfer to DDA #	1802		300,000.00	3,577,651.32
11/16	Transfer to DDA #	1802		100,000.00	

Sheet Seq = 0002775
Sheet 00001 of 00002

WELLS FARGO

Transaction history (continued)

Date	Description		Deposits/ Credits	Withdrawals/ Debits	Ending daily balance
11/16	Transfer to DDA #	1802		400,000.00	3,077,651.32
11/30	Interest Payment		412.75		3,078,064.07
Ending balance on 11/30					**3,078,064.07**
Totals			**$412.75**	**$800,000.00**	

The Ending Daily Balance does not reflect any pending withdrawals or holds on deposited funds that may have been outstanding on your account when your transactions posted. If you had insufficient available funds when a transaction posted, fees may have been assessed.

Monthly service fee summary

For a complete list of fees and detailed account information, please see the Wells Fargo Fee and Information Schedule and Account Agreement applicable to your account or talk to a banker. Go to wellsfargo.com/feefaq to find answers to common questions about the monthly service fee on your account.

Fee period 11/01/2016 - 11/30/2016	Standard monthly service fee $10.00	You paid $0.00
How to avoid the monthly service fee	Minimum required	This fee period
Have any **ONE** of the following account requirements		
• Minimum daily balance	$8,000.00	$3,077,651.32 ☑

YPRYP

Account transaction fees summary

Service charge description	Units used	Units included	Excess units	Service charge per excess units ($)	Total service charge ($)
Deposited Items	0	20	0	0.50	0.00
Cash Deposited ($)	0	5,000	0	0.0030	0.00
Total service charges					**$0.00**

WELLS FARGO

General statement policies for Wells Fargo Bank

■ **Notice:** Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery, P.O. Box 5058, Portland, OR 97208-5058.

You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Account Balance Calculation Worksheet

1. Use the following worksheet to calculate your overall account balance.
2. Go through your register and mark each check, withdrawal, ATM transaction, payment, deposit or other credit listed on your statement. Be sure that your register shows any interest paid into your account and any service charges, automatic payments or ATM transactions withdrawn from your account during this statement period.
3. Use the chart to the right to list any deposits, transfers to your account, outstanding checks, ATM withdrawals, ATM payments or any other withdrawals (including any from previous months) which are listed in your register but not shown on your statement.

ENTER

A. The ending balance shown on your statement .... $ ________

ADD

B. Any deposits listed in your register or transfers into your account which are not shown on your statement.
$ ________
$ ________
$ ________
\+ $ ________

.... TOTAL $ ________

CALCULATE THE SUBTOTAL

(Add Parts A and B)

.... TOTAL $ ________

SUBTRACT

C. The total outstanding checks and withdrawals from the chart above .... - $ ________

CALCULATE THE ENDING BALANCE

(Part A + Part B - Part C)
This amount should be the same as the current balance shown in your check register .... $ ________

Number	Items Outstanding	Amount

Total amount $ ________

Sheet Seq = 0002776
Sheet 00002 of 00002

Bank Reconciliation List

For Period Ending: 11/30/16

Account	Purpose of Account
xxxx 1802	Operating checking account
xxxx 8458	Savings account

Dec 4, 2016

9:11 pm

BSD Medical

Reconciliation Report

Cash Account #1 [Checking], Sorted by Check Date
Statement date: 11/30/16 Reconciliation date: 12/04/16

CHECKS

Check#	Date	Vendor	Name	Cleared	Outstanding
31383	10/17/16	8650	Riley Astill	5,000.00	
31384	11/03/16	0854	Moreton & Co. - Utah	294,303.00	
31385	11/06/16	8140	Timothy C. McQuay	980.70	
31386	11/06/16	8650	Riley Astill	5,000.00	
31387	11/07/16	8660	Orange Document Services	5,726.37	
31388	11/14/16	0301	CT Corporation Sys.	3,544.00	
31389	11/21/16	8650	Riley Astill		5,000.00
			Total	314,554.07	5,000.00

DEPOSITS

Txn#	Date		Description	Cleared	Outstanding
61424	11/03/16		xfer for payables	300,000.00	
61425	11/16/16		For payables	100,000.00	
61426	11/16/16		payables-Dorsey	400,000.00	
			Total	800,000.00	0.00

CHARGES

Txn#	Date		Description	Cleared	Outstanding
7626	11/02/16		Surepayroll fee	73.99	
7627	11/14/16		Wells Fargo-svc charge	121.16	
			Total	195.15	0.00

EFTS

	Date	Vendor	Name / EFT #	Cleared	Outstanding
	11/07/16	8664	Bison Optical Disc Inc WIRE 2016.11.07	5,003.00	
	11/16/16	8001	Dorsey & Whitney LLP WRT 2016.11.16	411,018.78	
			Total	416,021.78	0.00

Statement beginning balance	20,334.28
Cleared deposits	800,000.00
Cleared charges	-195.15
Cleared credits	0.00
Cleared withdrawals	0.00

BSD Medical

Reconciliation Report

Cash Account #1 [Checking], Sorted by Check Date
Statement date: 11/30/16 Reconciliation date: 12/04/16

Cleared checks	-314,554.07
Cleared EFTs	-416,021.78
Calculated statement balance	89,563.28
Statement ending balance	89,563.28
Difference	0.00

If your bank statement is in balance, then the Calculated statement balance will equal the Statement ending balance.

Statement ending balance	89,563.28
Outstanding deposits	0.00
Outstanding charges	0.00
Outstanding credits	0.00
Outstanding withdrawals	0.00
Outstanding checks	-5,000.00
Outstanding EFTs	0.00
Adjusted statement balance	84,563.28
General Ledger account balance as of 12/04/16	84,563.28
Difference	0.00

If your bank statement is in balance with your General Ledger, then the Adjusted statement balance will equal the General Ledger account balance.

Dec 1, 2016

7:05 pm

BSD Medical

Reconciliation Report

Cash Account #3 [Money Market], Sorted by Check Date
Statement date: 11/30/16 Reconciliation date: 12/01/16

DEPOSITS

Txn#	Date		Description	Cleared	Outstanding
13	11/05/16		Oct int income	497.87	
15	11/30/16		Int Income	400.11	
16	11/30/16		Addtl int income	12.64	
			Total	910.62	0.00

CHARGES

Txn#	Date		Description	Cleared	Outstanding
52024	11/03/16		xfer for payables	300,000.00	
52025	11/16/16		For payables	100,000.00	
52026	11/16/16		payables-Dorsey	400,000.00	
			Total	800,000.00	0.00

WITHDRAWS

Txn#	Date		Description	Cleared	Outstanding
52023	11/05/16			497.87	
			Total	497.87	0.00

Statement beginning balance	3,877,651.32
Cleared deposits	910.62
Cleared charges	-800,000.00
Cleared credits	0.00
Cleared withdrawals	-497.87
Cleared checks	0.00
Cleared EFTs	0.00
Calculated statement balance	3,078,064.07
Statement ending balance	3,078,064.07
Difference	0.00

If your bank statement is in balance, then the Calculated statement balance will equal the Statement ending balance.

Statement ending balance	3,078,064.07
Outstanding deposits	0.00
Outstanding charges	0.00
Outstanding credits	0.00

BSD Medical

Reconciliation Report

Cash Account #3 [Money Market], Sorted by Check Date
Statement date: 11/30/16 Reconciliation date: 12/01/16

Outstanding withdrawals	0.00
Outstanding checks	0.00
Outstanding EFTs	0.00
Adjusted statement balance	3,078,064.07
General Ledger account balance as of 12/01/16	3,078,064.07
Difference	0.00

If your bank statement is in balance with your General Ledger, then the Adjusted statement balance will equal the General Ledger account balance.